Quarterly Holdings Report
for
Fidelity Advisor® Equity Income Fund
February 29, 2024
EPI-NPRT1-0424
1.797924.120
Common Stocks - 98.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 2.1%
Verizon Communications, Inc.	903,590	36,162
Media - 3.3%
Comcast Corp. Class A	982,300	42,092
Omnicom Group, Inc.	99,100	8,759
WPP PLC	935,700	8,371
		59,222
TOTAL COMMUNICATION SERVICES		95,384
CONSUMER DISCRETIONARY - 4.6%
Automobile Components - 0.8%
Lear Corp.	105,400	14,477
Broadline Retail - 0.7%
eBay, Inc.	250,200	11,829
Household Durables - 0.4%
Whirlpool Corp.	70,400	7,560
Specialty Retail - 1.2%
Lowe's Companies, Inc.	68,300	16,438
Williams-Sonoma, Inc. (a)	19,400	4,569
		21,007
Textiles, Apparel & Luxury Goods - 1.5%
Tapestry, Inc.	578,100	27,477
TOTAL CONSUMER DISCRETIONARY		82,350
CONSUMER STAPLES - 10.6%
Beverages - 4.5%
Carlsberg A/S Series B	72,500	10,127
Coca-Cola European Partners PLC	317,600	21,797
Diageo PLC	228,500	8,543
Keurig Dr. Pepper, Inc.	740,300	22,142
The Coca-Cola Co. (b)	290,300	17,424
		80,033
Consumer Staples Distribution & Retail - 0.9%
Sysco Corp. (b)	195,700	15,846
Food Products - 0.5%
Tyson Foods, Inc. Class A	156,300	8,478
Household Products - 1.5%
Reckitt Benckiser Group PLC	192,600	12,169
Reynolds Consumer Products, Inc.	515,700	15,213
		27,382
Personal Care Products - 3.2%
Kenvue, Inc.	1,410,905	26,807
Unilever PLC sponsored ADR	610,800	29,911
		56,718
TOTAL CONSUMER STAPLES		188,457
ENERGY - 8.3%
Oil, Gas & Consumable Fuels - 8.3%
Enterprise Products Partners LP	884,100	24,269
Exxon Mobil Corp.	630,700	65,919
Imperial Oil Ltd.	74,300	4,649
Shell PLC ADR	507,600	31,893
TotalEnergies SE	328,000	20,906
		147,636
FINANCIALS - 20.9%
Banks - 10.8%
Bank of America Corp.	917,100	31,658
Cullen/Frost Bankers, Inc.	66,300	7,194
East West Bancorp, Inc.	143,400	10,448
Huntington Bancshares, Inc.	635,500	8,287
KBC Group NV	81,200	5,696
M&T Bank Corp.	241,900	33,803
PNC Financial Services Group, Inc.	99,200	14,602
U.S. Bancorp	818,300	34,336
Wells Fargo & Co.	812,550	45,170
		191,194
Capital Markets - 1.8%
Bank of New York Mellon Corp.	402,600	22,582
CME Group, Inc. (b)	38,900	8,572
		31,154
Financial Services - 3.7%
Fidelity National Information Services, Inc.	259,800	17,976
Global Payments, Inc.	237,400	30,791
Visa, Inc. Class A (b)	61,900	17,495
		66,262
Insurance - 4.6%
AXA SA	456,100	16,238
Chubb Ltd.	129,884	32,688
First American Financial Corp.	122,200	7,138
The Travelers Companies, Inc.	117,500	25,963
		82,027
TOTAL FINANCIALS		370,637
HEALTH CARE - 16.1%
Biotechnology - 0.3%
Gilead Sciences, Inc.	73,400	5,292
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	276,600	11,318
Health Care Providers & Services - 4.1%
Cigna Group	81,400	27,362
Elevance Health, Inc. (b)	61,400	30,777
UnitedHealth Group, Inc. (b)	29,500	14,561
		72,700
Pharmaceuticals - 11.1%
Bristol-Myers Squibb Co.	495,700	25,157
GSK PLC sponsored ADR	506,900	21,239
Johnson & Johnson (b)	293,671	47,393
Merck & Co., Inc.	353,800	44,986
Organon & Co.	525,530	9,149
Roche Holding AG (participation certificate)	78,020	20,399
Royalty Pharma PLC	473,000	14,351
Sanofi SA sponsored ADR	312,600	14,958
		197,632
TOTAL HEALTH CARE		286,942
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.6%
General Dynamics Corp. (b)	80,300	21,942
Lockheed Martin Corp.	12,500	5,353
		27,295
Electrical Equipment - 1.5%
Regal Rexnord Corp.	156,200	26,787
Industrial Conglomerates - 0.6%
3M Co.	116,100	10,695
Machinery - 1.7%
Allison Transmission Holdings, Inc.	207,500	15,631
Parker Hannifin Corp. (b)	28,100	15,046
		30,677
Professional Services - 2.3%
Concentrix Corp.	64,900	4,702
Genpact Ltd.	392,900	13,359
SS&C Technologies Holdings, Inc.	355,500	22,667
		40,728
TOTAL INDUSTRIALS		136,182
INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 2.0%
Cisco Systems, Inc.	739,053	35,748
IT Services - 3.0%
Amdocs Ltd.	279,422	25,483
Capgemini SA	113,100	27,511
		52,994
Semiconductors & Semiconductor Equipment - 1.9%
Microchip Technology, Inc.	141,850	11,935
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	173,200	22,286
		34,221
Software - 0.9%
Gen Digital, Inc.	373,200	8,020
Microsoft Corp. (b)	19,500	8,066
		16,086
TOTAL INFORMATION TECHNOLOGY		139,049
MATERIALS - 3.6%
Chemicals - 1.4%
Celanese Corp. Class A	29,800	4,529
CF Industries Holdings, Inc.	173,300	13,989
Olin Corp.	116,300	6,257
The Chemours Co. LLC	43,300	852
		25,627
Containers & Packaging - 2.2%
Berry Global Group, Inc.	174,400	10,152
Crown Holdings, Inc.	187,700	14,382
Silgan Holdings, Inc.	143,300	6,292
Sonoco Products Co.	141,300	8,009
		38,835
TOTAL MATERIALS		64,462
REAL ESTATE - 4.1%
Equity Real Estate Investment Trusts (REITs) - 4.1%
Alexandria Real Estate Equities, Inc.	50,200	6,261
American Tower Corp.	41,500	8,253
COPT Defense Properties (SBI)	581,400	14,087
Crown Castle, Inc.	176,300	19,382
Essex Property Trust, Inc.	23,300	5,392
Gaming & Leisure Properties	200,400	9,114
Public Storage	33,700	9,566
		72,055
UTILITIES - 9.4%
Electric Utilities - 6.7%
American Electric Power Co., Inc.	138,300	11,782
Duke Energy Corp.	343,000	31,498
Edison International	269,364	18,322
Eversource Energy	162,300	9,527
Exelon Corp.	322,500	11,558
FirstEnergy Corp.	618,700	22,651
Portland General Electric Co.	108,200	4,346
PPL Corp.	349,700	9,222
		118,906
Independent Power and Renewable Electricity Producers - 0.6%
Vistra Corp.	182,700	9,964
Multi-Utilities - 2.1%
CMS Energy Corp.	148,000	8,491
Sempra	420,200	29,666
		38,157
TOTAL UTILITIES		167,027
TOTAL COMMON STOCKS (Cost $1,455,764)		1,750,181

Money Market Funds - 1.6%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.39% (c)	23,605,355	23,610
Fidelity Securities Lending Cash Central Fund 5.39% (c)(d)	4,464,554	4,465
TOTAL MONEY MARKET FUNDS (Cost $28,075)		28,075

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,483,839)	1,778,256
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(2,180)
NET ASSETS - 100.0%	1,776,076

Written Options
	Counterparty	Number of Contracts	Notional Amount ($) (000s)	Exercise Price ($)	Expiration Date	Value ($) (000s)
Call Options
CME Group, Inc. Class A	Chicago Board Options Exchange	92	2,027	230.00	06/21/24	(49)
Elevance Health, Inc.	Chicago Board Options Exchange	193	9,674	530.00	03/15/24	(10)
General Dynamics Corp.	Chicago Board Options Exchange	159	4,345	280.00	03/15/24	(15)
Johnson & Johnson	Chicago Board Options Exchange	719	11,603	165.00	05/17/24	(231)
Microsoft Corp.	Chicago Board Options Exchange	45	1,861	445.00	04/19/24	(12)
Parker Hannifin Corp.	Chicago Board Options Exchange	68	3,641	540.00	03/15/24	(45)
Sysco Corp.	Chicago Board Options Exchange	371	3,004	85.00	05/17/24	(43)
The Coca-Cola Co.	Chicago Board Options Exchange	858	5,150	62.50	03/15/24	(3)
The Coca-Cola Co.	Chicago Board Options Exchange	278	1,669	62.50	04/19/24	(7)
UnitedHealth Group, Inc.	Chicago Board Options Exchange	69	3,406	560.00	05/17/24	(17)
Visa, Inc. Class A	Chicago Board Options Exchange	90	2,544	290.00	04/19/24	(34)

TOTAL WRITTEN OPTIONS						(466)

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $48,924,000.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	32,020	84,645	93,055	389	-	-	23,610	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	7,825	12,144	15,504	1	-	-	4,465	0.0%
Total	39,845	96,789	108,559	390	-	-	28,075

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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